SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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UNIFIED SERIES TRUST

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Unified Series Trust
Mirzam Capital Appreciation Fund
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INFORMATION STATEMENT IN CONNECTION WITH SOLICITATION
OF WRITTEN CONSENT

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

This document is an information statement (“Information Statement”).  This Information Statement is being furnished to shareholders of the Mirzam Capital Appreciation Fund (“Mirzam Fund”), a series of the Unified Series Trust (the “Trust”), in connection with the solicitation of the Board of Trustees (“Board,” the members of which are referred to in this Information Statement as “Trustees”) of the Trust for action to be taken by written consent in lieu of a shareholder meeting (“Written Consent”).

The Trust is organized as an Ohio business trust, and is not required to hold an annual meeting of its shareholders.  The Trust’s Declaration of Trust and By-laws permit any action to be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and written consents are filed with the records of the meetings of shareholders.  Such consent of shareholders shall be treated for all purposes as a vote at a meeting.

The Board has fixed the close of business on December 30, 2011 as the record date for determination of shareholders entitled to receive this Information Statement (“Record Date”).  As of the Record Date, the number of shares outstanding for the Mirzam Fund was 724,260.706 shares.

Agreement and Plan of Reorganization

The Mirzam Fund’s majority shareholders, Mirzam Asset Management, LLC and Sirius Global Active Fund, a cell of International Mutual Fund PCC Limited, each has approved an Agreement and Plan of Reorganization dated as of January 2, 2012 (“Reorganization Plan”), a copy of which is attached as Exhibit A to this Information Statement, providing for the transfer of all of the assets of the Mirzam Fund to the Vista Capital Appreciation Fund (“Vista Fund”), a newly created series of the Mutual Fund Series Trust (“Acquiring Trust”), an Ohio business trust (such actions taken in accordance with the Reorganization Plan being the “Reorganization”).  The transfer is (a) an exchange of your shares of the Mirzam Fund for an equal number of Class A shares of the Vista Fund, which would be distributed pro rata by the Mirzam Fund to the holders of its shares in complete liquidation of the Mirzam Fund, and (b) the assumption by the Vista Fund of all of the liabilities of the Mirzam Fund.

The Written Consents were executed and submitted to the Trust on or about January 20, 2012. This Information Statement is being mailed or given to shareholders starting on or about January 20, 2012.

A copy of the Mirzam Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Mirzam Fund, 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208 or by calling 888-693-8056.

Reasons for The Reorganization

Mirzam Asset Management, LLC (“Mirzam”), 930 W. Indiantown Rd. Suite 204 Jupiter, FL USA 33458, the advisor of the Fund and sub-advisor to the Sirius Global Active Fund, a cell of International Mutual Fund PCC Limited, which collectively own over 75% of the Fund’s shares, requested that the Board approve the Reorganization Plan.  Mirzam represented to the Board that the Vista Fund, advised by Vista Research and Management, LLC (“Vista”), will have greater opportunity for asset growth and may attract substantial investments. Mirzam also assured the Board that the Reorganization would not result in any changes to the investment objectives or strategies, or in the portfolio management team of the Mirzam Fund. The Board, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by Mirzam.  In approving the Reorganization, the Board determined that the Reorganization would be in the best interests of the Mirzam Fund and its shareholders, and that the interests of the shareholders of the Mirzam Fund would not be diluted as a result of effecting the Reorganization.

Summarized below are the key factors considered by the Board:

-
As a series of the Acquiring Trust, the Vista Fund will be made available and will be marketed to a large group of financial advisor organizations under the Vista brand. Vista has shown the ability to raise assets effectively for another fund for which it serves as the investment advisor. This may lead to benefits for shareholders because, as assets increase, shareholder expenses may be reduced.

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The Mirzam Fund has lacked the necessary assets to operate cost-effectively.  At current asset levels, the Reorganization is a more cost effective option for shareholders as opposed to a liquidation of the Mirzam Fund.

-
The investment objective, policies and restrictions of the Vista Fund are identical to those of the Mirzam Fund, and the Vista Fund will be managed by the same portfolio managers and in accordance with the same investment strategies and techniques utilized in managing the Mirzam Fund immediately prior to the Reorganization.

-	The Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

The Reorganization is expected to take effect on or before February 17, 2012 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.

Summary of the Agreement and Reorganization Plan

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, a form of which is set forth in Exhibit A to this Information Statement, and which we encourage you to read in its entirety.  All information regarding the Acquiring Trust, its operations and the various agreements between the Acquiring Trust and its several service providers have been supplied by Vista, and neither the Trust nor any of its officers or Trustees independently has verified the accuracy of such information.

General Plan Of Reorganization

The Reorganization Plan consists of several steps that will occur on the Closing Date.  First, the Mirzam Fund will transfer all of its assets to the Vista Fund, which is a series of the Acquiring Trust, in exchange solely for (1) all of the shares of the Vista Fund equal to the number of full and fractional shares of the Mirzam Fund as of the Closing Date and (2) the assumption by the Vista Fund of all of the liabilities of the Mirzam Fund.  Immediately thereafter, the Mirzam Fund will liquidate and distribute the shares received from the Vista Fund to its shareholders.  This will be accomplished by opening an account on the books of the Vista Fund in the name of each shareholder of record of the Mirzam Fund and transferring the Vista Fund shares to each such account in complete liquidation of the Mirzam Fund.  As a result, every shareholder of the Mirzam Fund will own the same number of Class A shares of the Vista Fund as the number of shares of the Mirzam Fund held by the shareholder immediately before the Reorganization.  For example, if you held 100 shares of the Mirzam Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 Class A shares of the Vista Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Until the Closing Date, shareholders of the Mirzam Fund will continue to be able to redeem their shares at the net asset value per share next determined after receipt by the Mirzam Fund’s transfer agent of a redemption request in proper form.  After the Reorganization, all of the issued and outstanding shares of the Mirzam Fund will be canceled on the books of the Mirzam Fund, and the share transfer books of the Mirzam Fund will be permanently closed.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the Vista Fund that they receive in the transaction at their then-current net asset value (NAV).  Shareholders of the Mirzam Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Vista Fund in the Reorganization.

Other Provisions

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees. The significant conditions include: (a) receipt by the Board and the Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the costs of the Reorganization borne by shareholders of the Mirzam Fund must be less than $0.01 of the Mirzam Fund’s NAV per share. The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board of Trustees.

At a meeting held on November 14, 2011, the Board approved the Reorganization Plan, finding that the Reorganization is in the best interests of the Mirzam Fund and its shareholders.

Comparison of the Mirzam Capital Appreciation Fund and the Vista Capital Appreciation Fund

Investment Objectives, Limitations and Restrictions; Principal Investment Strategies and Risks

The investment objectives, limitations and restrictions, as well as the principal investment strategies and risks for the Vista Fund will be identical to those of the Mirzam Fund.  Although the Vista Fund will provide 30 days’ notice prior to any change of investment objective(s), the Vista Fund has not adopted a policy to that effect.  For detailed information about the principal investment strategies and risks of the Vista Fund, as well as each of its investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for the Vista Fund, which is incorporated herein by reference.

Fees and Expenses

The Reorganization is expected to result in an overall increase in shareholder fees and annual fund operating expenses. The investment management fee charged by Vista for the Vista Fund will be lower than the investment management fee charged by Mirzam and the fee rates to be charged by the various service providers to the Vista Fund are commensurate with or lower than the fee rates charged to the Mirzam Fund. However, Vista has agreed to waive less of the investment management fee than Mirzam had at current asset levels in order to operate the business in a more productive and, over time, a more cost-effective manner. More detailed information about the annual fund operating expenses for the Vista Fund is set forth in the Prospectus of the Vista Fund.

	Vista Fund1 Class A	Mirzam Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net assets)	1.00%	NONE
Redemption Fee2	2.00%	2.00%
Wire Transfer Fee	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	1.49%	2.35%
Acquired Fund Fees and Expenses3	0.02%	0.02%
Total Annual Fund Operating Expenses	3.01%	4.12%
Fee Waivers and Expense Reimbursement4	-0.74%	-2.36%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	2.26%	1.76%

1 The expense table includes estimates of expenses going forward for investors in the new Vista Fund.
2 The redemption fee for the Vista Fund is charged on amounts redeemed within 30 days of purchase. The redemption fee for the Mirzam Fund is charged on amounts redeemed within 90 days of purchase.
3 The operating expenses in this fee table will not correlate to the expense ratio in the Vista Fund's financial highlights or the Mirzam Fund’s financial highlights, because the financial statements include only the direct operating expenses incurred by each fund, not the indirect costs of investing in other investment companies.

4 Vista has contractually agreed to waive fees and/or reimburse expenses of the Vista Fund but only to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) do not exceed 2.24% of the Vista’s Fund’s average daily net assets through December 31, 2012. This agreement may only be terminated by the Vista Fund's Board of Trustees on 60 days written notice to Vista.  Prior to the date of the Reorganization, Mirzam contractually agreed to waive fees and/or reimburse certain operating expenses of the Mirzam Fund to the extent necessary so that the total annual operating expenses did not exceed 1.49% of the Mirzam Fund’s average daily net assets.

Expense Example:

This Example is intended to help you compare the cost of investing in the Vista Fund and in the Mirzam Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the applicable Fund’s operating expenses remain the same. For the Vista Fund, only the 1 year number shown below reflects the adviser’s agreement to waive fees/reimburse Fund expenses.  For the Mirzam Fund, the numbers shown reflect the adviser’s agreement to waive fees/reimburse Fund expenses for two years.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Vista Fund – Class A	$792	$1,386
Mirzam Fund	$179	$805

Management of the Fund

Investment Adviser

Vista Research and Management, LLC, located at 124 Ritch Ave, Suite A-201, Greenwich, CT, 06830, currently serves as the investment adviser to the VRM family of funds pursuant to the terms of an investment advisory agreement (“Advisory Agreement”) with the Acquiring Trust on behalf of each VRM Fund.  Subject to the authority of Acquiring Trust’s Board of Trustees, Vista is responsible for the overall management of each VRM Fund.  Vista is responsible for selecting the investments of each VRM Fund according to the investment objective, policies and restrictions of each VRM Fund.  Vista was established in 2007.

Pursuant to the terms of the Advisory Agreement, Vista has overall responsibilities for the management and investment of the Vista Fund’s securities portfolio, subject to the ultimate review and approval of the Acquiring Trust’s Board of Trustees.  As compensation for its services, the Advisory Agreement provides that Vista is entitled to receive, on a monthly basis, an annual advisory fee equivalent to 1.25% of the Vista Fund’s average daily net assets.

From and after the date of the Reorganization, Vista has contractually agreed to waive a portion of its fees and/or reimburse expenses of the Vista Fund, until December 31, 2012, to ensure that the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses and extraordinary expenses such as litigation or reorganization costs) will not exceed 2.24% for Class A shares. The Acquiring Trust’s Board of Trustees may terminate the fee waiver agreement on 60 days’ written notice.

Investment Sub-Adviser

Vista has retained Bastiat Capital, LLC (“Bastiat”), located at 5700 Granite Parkway, Suite 200, Plano, TX 75024, as the sub-advisor to the Vista Fund. Bastiat is an independent and privately owned registered investment advisory firm whose business consists of two principal areas: (i) professional management of equity portfolios for investors and (ii) investment research services. As of July 31, 2011, Bastiat sub-advised approximately $7 million in mutual funds and managed $18 million in separately managed accounts.

Bastiat is responsible, subject to the supervision and control of Vista, for the purchase, retention and sale of securities in the investment portfolio of the Vista Fund. Pursuant to the terms of a Sub-Advisory Agreement by and among Bastiat, Vista, and the Acquiring Trust on behalf of the Vista Fund (the “Sub-Advisory Agreement”), Vista pays Bastiat, on a monthly basis, an annual sub-advisory fee of 0.40% of the Vista Fund’s average daily net assets in excess of $20,000,000.  The Sub-Advisory Agreement with respect to the Vista Fund will be dated the same date as the effective date of the Reorganization.

Portfolio Management Team

The portfolio managers of the Mirzam Fund will remain the same and will continue serving as such to the Vista Fund.  For more detailed information about the Vista Fund’s portfolio managers, including their principal occupation for the past five years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information of the Vista Fund.

Investment Advisory and Sub-Advisory Agreements of the Vista Fund

Both Vista and Bastiat will provide continuity of management to the Vista Fund as Vista is proposed to serve as the investment adviser to the Vista Fund and Bastiat is proposed to serve as the sub-adviser to the Vista Fund. The fee rates pursuant to the Vista Fund’s Advisory and Sub-Advisory Agreements will be lower than the current fee rates under similar agreements for the Mirzam Fund.

Comparison of Share Classes, Sales Charges and Rule 12b-1 Fees.

Share Classes

The Mirzam Fund offers only one share class.  Vista Fund will offer both Class A and Class C shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses that are likely to result in different share prices.

Sales Charges

Class A shares of the Vista Fund are offered at their public offering price, which is its NAV plus the applicable sales charge.  The sales charge varies, depending on how much you invest. There are some instances where investors can purchase Class A shares without a sales charge. More detailed information about sales charges can be found in the Vista Fund’s prospectus.

There are no sales charges on reinvested distributions and exchanges of Class A shares of one VRM Fund for Class A shares of another VRM Fund. No sales charges will be imposed on existing shareholders in connection with the Reorganization.

Distribution and Service (Rule 12b-1) Fee Comparison

The Acquiring Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for the Vista Fund that is identical in all material respects to the Distribution and Shareholder Servicing Plan currently in effect with respect to the Mirzam Fund.  There will be no change in the fee rates paid by shareholders pursuant to the Plan.

Certain Information Regarding The Trustees And Officers

The Acquiring Trust’s Board of Trustees consists of different trustees who will oversee the operation of the Vista Fund than the trustees that oversee the operations of the Mirzam Fund.  The Acquiring Trust’s Board of Trustees consists of four trustees, one of whom is an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended.  Unless otherwise noted, the address of each trustee and officer listed below is 630 Fitzwatertown Rd., Building A, 2nd Floor, Willow Grove, PA 19090.  The following individuals serve as trustees and officers of the Acquiring Trust:

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held During the Past 5 Years
Non-Interested Trustees
Tiberiu Weisz Year of Birth: 1949	Trustee	Indefinite Since June 2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	28	None
Tobias Caldwell Year of Birth: 1967	Trustee	Indefinite Since June 2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	28	None
Dr. Bert Pariser c/o MITCU Corp 860 E. Broadway Suite 2D Long Beach, NY 11561 Year of Birth: 1940	Trustee	Indefinite Since May 2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	28	None
Interested Trustee and Officers
Jerry Szilagyi 5 Abbington Dr. Lloyd Harbor, NY 11743 Year of Birth: 1962	Trustee	Indefinite Since July 2006	Managing Member, Catalyst Capital Advisors LLC, January 2006- present; President, Abbington Capital Group LLC, 1998- present; President, Mutual Advisors, Inc. and USA Mutuals, 2011-present; CEO, Cross Sound Capital LLC, 2011-present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006- 3/2010.	28	None
Chris Anci 335 Madison Ave 11th Floor New York, NY 10021 Year of Birth: 1968	President, Principal Executive Officer	Indefinite Since June 2006	Various positions with Matrix Capital Group, Inc., the Fund’s underwriter, since 1996 (its President since 1/2004); President of LM Anderson Securities, a broker-dealer, since 2/2002.	N/A	N/A
David F. Ganley Year of Birth: 1947	Secretary, Treasurer, Principal Financial Officer and Chief Compliance Officer (CCO)	Indefinite Secretary since June 2006; Treasurer since July 2006; CCO since March 2007	Senior V.P. of Matrix Capital Group, Inc. since 2/2005.	N/A	N/A

Comparison of Trustees’ and Officers’ Fees

The Trustees’ and officers’ expenses and fees of the Trust are Trust-wide expenses and each series of the Trust pays a portion of the Trust-wide fees.  Currently each Non-Interested Trustee receives annual compensation of $38,000, except that the Chairman of the Board and Chairman of the Audit Committee each receives annual compensation of $48,000.  Interested Trustees receive no compensation.

The Trustees’ and officers’ expenses and fees of the Acquiring Trust are Trust-wide expenses, and each series of the Acquiring Trust (including the Vista Fund) pays a portion of the Trust-wide expenses.  Currently, each Non-Interested Trustee receives a quarterly retainer of $250 per series of the Acquiring Trust and $500 per special Board meeting attended at the discretion of the Chairman of the Board of Trustees of the Acquiring Trust. The Chairman of the Acquiring Trust’s Audit Committee receives an additional quarterly fee of $750. Interested Trustees receive no compensation. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the Acquiring Trust. For the fiscal year ending June 30, 2011, the Acquiring Trust incurred Trustee Fees totaling $40,050.

Comparative Information on Shareholder Services

Procedures for purchasing, selling and exchanging shares of the Vista Fund are substantially similar to those of the Mirzam Fund.  Both Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

The Vista Fund will offer the same or substantially similar shareholder purchase and redemption services as the Mirzam Fund, including telephone purchases and redemptions.  Class A shares of the Vista Fund may be purchased and redeemed at the NAV of the Class A shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. Payment of redemption proceeds from the Vista Fund generally will be sent by mail or wire within three business days after processing by the Vista Fund’s transfer agent after receipt of a redemption request in proper form.

Dividends and Distributions

The Vista Fund will have a similar but different dividend and distribution policy as the corresponding Mirzam Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Mirzam Fund will continue to have dividends and capital gains reinvested in the Vista Fund following the Reorganization.  The Mirzam Fund has historically paid a distribution to shareholders on a quarterly basis. The Vista Fund will make a distribution once every 12 months.  In a similar fashion to the Mirzam Fund, the Vista Fund determines its NAV per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).  The Vista Fund has adopted procedures for valuing portfolio assets that are substantially identical to such procedures adopted by the Mirzam Fund.

Fiscal Year

The Mirzam Fund currently operates on a fiscal year ending July 31. Following the Reorganization, the Vista Fund will assume the financial history of the Mirzam Fund and continue to operate on a fiscal year ending July 31 of each year.

Certain Comparative Information about the Unified Series Trust and the
Mutual Fund Series Trust

            The Trust and the Acquiring Trust are each organized as an Ohio business trust. There are no material differences in shareholder rights between the governing documents of the Trust and the Acquiring Trust.

Expenses of the Reorganization

The total expenses of the reorganization are estimated to be $15,000.  Mirzam has agreed to bear all expenses associated with the transactions contemplated by the Reorganization Plan that exceed $0.01 of the Mirzam Fund’s current NAV per share, which are estimated to be approximately $7,750.

Federal Income Tax Consequences

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code.  No gain or loss will be recognized as a consequence of the Reorganization by the Mirzam Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss be recognized by the shareholders of the Mirzam Fund as a result of the Vista Fund’s distribution of its corresponding Fund shares to such shareholders in exchange for such shareholder’s Mirzam Fund shares.  In addition, a shareholder’s tax basis for shares held in the Mirzam Fund will carry over to the shares of the Vista Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the Vista Fund shares received in the Reorganization.  As a condition to the closing of the proposed Reorganization, each of the Trust and the Acquiring Trust shall have received a legal opinion from Thompson Coburn, LLP to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences.  That opinion will be based upon certain assumptions and conditions and on the representations set forth in the Reorganization Plan (and, if such counsel requests, in separate letters from the Trust and the Acquiring Trust) being true and complete at the time of the Closing Date and the Reorganization’s being consummated in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved).

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Mirzam Fund would recognize gain or loss on the transfer of its assets to the Vista Fund and each shareholder of the Mirzam Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the shares of the Mirzam Fund and the fair market value of the shares of the Vista Fund it receives.

Immediately prior to the Closing Date, the Mirzam Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

Tracking Your Basis and Holding Period

After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your Vista Fund shares for federal income tax purposes.  Pursuant to legislation passed by Congress in 2008, if you want to use the average cost method for determining basis with respect to any Vista Fund shares you acquire after December 31, 2011 (“Covered Shares”), you will have to elect to do so in writing (which may be electronic).  If you fail to affirmatively elect that method, the basis determination will be made in accordance with the Vista Fund’s default method, which might be a method other than average cost.  If, however, the Vista Fund’s default method is average cost and you wish to use a different acceptable method for basis determination (e.g., a specific identification method), you will be able to elect to do so.

That legislation also requires the Vista Fund (or administrative agent) report to the IRS and furnish to its shareholders the cost basis information for Covered Shares.  In addition to the current requirement to report the gross proceeds from the redemption of its shares, the Vista Fund also will be required to report the cost basis information for Covered Shares and indicate whether they had a short-term or long-term holding period.  You should consult with your tax adviser to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how the cost basis reporting law will apply to you.

Other Service Providers

Independent Accountants

Cohen Fund Audit Services, Ltd., located at 800 Westpoint Pkwy, Suite 1100, Westlake, OH 44145, currently serves as the Mirzam Fund’s independent accountant. After the Reorganization, BBD, LLP, located at Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102, will serve in the same capacity for the Vista Fund.  BBD, LLP will perform an annual audit of the Vista Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, serves as the distributor of the Mirzam Fund. Following the Reorganization, Matrix Capital Group, 420 Lexington Avenue, Suite 601, New York, NY 10170, (the “Distributor”) will serve in the same capacity for the Vista Fund. The Distributor is obligated to sell the shares of the Vista Fund on a best efforts basis only against purchase orders for the shares. Shares of the Vista Fund are offered to the public on a continuous basis.
Administrator, Fund Accounting and Transfer Agency Services

Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, is the administrator, fund accountant, transfer agent and dividend-disbursing agent of the Mirzam Fund. Following the Reorganization, Matrix 360 Administration, LLC (“Matrix”) will serve in the same capacity to the Vista Fund.  Matrix maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Vista Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  In addition, Matrix provides the Vista Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.

Custodian

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Mirzam Fund’s investments (the “Custodian”).  The Custodian will continue to serve in the same capacity for the Vista Fund. The Custodian acts as the Vista Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 2nd day of January, 2012, by and between Unified Series Trust (“Unified”), an Ohio business trust, with its principal place of business at 2960 North Meridian Street, Suite 300 Indianapolis, Indiana 46208, with respect to its series, the Mirzam Capital Appreciation Fund, (the “Transferring Fund”), and the Mutual Fund Series Trust (“Acquiring Trust”), an Ohio business trust, with its principal place of business at 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090, with respect to its series, the Vista Capital Appreciation Fund, (the “Acquiring Fund”).  For purposes of this Agreement, the “Transferring Fund” and the “Acquiring Fund” are sometimes referred to herein as “Fund”.

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  This Agreement is entered into for the purpose of merging all of the assets and liabilities of the Transferring Fund with and into the Acquiring Fund.  To accomplish such merger and reorganization, the parties hereto shall:  (i) transfer all of the assets of the Transferring Fund in exchange for Class A shares of beneficial interest (without the payment of any load), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) cause the Acquiring Fund to assume the liabilities of the Transferring Fund; and (iii) distribute, after the Closing Date hereinafter referred to, the Acquiring Fund Shares to the shareholders of the Transferring Fund and terminate the Transferring Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).  Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to a Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other fund or the assets of any other fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Transferring Fund is a separate series of Unified and the Acquiring Fund is a separate series of Acquiring Trust, and each of Unified and Acquiring Trust is an open-end, registered management investment company and the Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of Unified have determined that the Reorganization, with respect to the Transferring Fund, is in the best interests of the Transferring Fund’s shareholders and that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TRANSFERRING FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TRANSFERRING
FUND’S LIABILITIES AND TERMINATION OF THE TRANSFERRING FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of its assets and liabilities, as set forth in paragraphs 1.2 and 1.3 respectively, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees (i) to deliver to the Transferring Fund the number of full and fractional shares of the Acquiring Fund equal in value to the value of full and fractional shares of the Transferring Fund then outstanding and (ii) to assume the liabilities of the Transferring Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2           ASSETS TO BE ACQUIRED.  The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of such Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent audited financial statements that contain a list of all of the Transferring Fund’s assets as of the date of such statements.  The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Transferring Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Transferring Fund’s portfolio securities and other investments.

1.3           LIABILITIES TO BE ASSUMED.  The Transferring Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible prior to the Closing Date.  The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Transferring Fund prepared on behalf of the Transferring Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.  The Acquiring Fund shall assume all of the liabilities of the Transferring Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”):  (a) the Transferring Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Transferring Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to terminate as set forth in paragraph 1.9 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Transferring Fund Shareholders, and representing the pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  The Transferring Fund Shareholders shall have the right to receive any unpaid dividends or other distributions that were declared by the Transferring Fund before the Effective Time (as defined in paragraph 3.1) with respect to Transferring Fund shares that are held of record by the Transferring Fund Shareholders at the Effective Time on the Closing Date.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued simultaneously to the Transferring Fund, in an amount equal in value to the NAV of the Transferring Fund’s shares, to be distributed to shareholders of the Transferring Fund.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Transferring Fund is and shall remain the responsibility of the Transferring Fund, up to and including the Closing Date, and such later date on which the Transferring Fund is terminated.

1.8           TERMINATION.  The Transferring Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS.  The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in Unified’s Declaration of Trust and the Transferring Fund’s then current prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.  The Acquiring Fund and Transferring Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Transferring Fund.

2.2           VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquiring Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and Statement of Additional Information.

2.3           SHARES TO BE ISSUED.  The number of the Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of the corresponding Transferring Fund’s shares then outstanding.  Upon the Transferring Fund’s liquidating distribution the holder of shares of the Transferring Fund will receive shares of the Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4           DETERMINATION OF VALUE.  All computations of value shall be made by Unified Fund Services, Inc. (“UFS”) in accordance with its regular practice in pricing the shares and assets of the Transferring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE AND LOCATION.  The closing (the “Closing”) will be on or about  February 17, 2012 or such other date(s) as the parties may agree to in writing.  All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern Time (the “Effective Time”) at the offices of UFS, or at such other time and/or place as the parties may agree, or by exchanging executed copies of required documents among the parties.

3.2           CUSTODIAN’S CERTIFICATE.  Huntington National Bank, as custodian for the Transferring Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Transferring Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4           TRANSFER AGENT’S CERTIFICATE.  UFS, as transfer agent for the Transferring Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Transferring Fund Shareholders, and the number and percentage ownership of outstanding shares owned by the Shareholder immediately prior to the Closing.  The Acquiring Fund shall cause Matrix 360 Administration, LLC, its transfer agent, to also issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Unified or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund.  At the Closing, the party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE TRANSFERRING FUND.  Unified and the Transferring Fund represent and warrant to Acquiring Trust and the Acquiring Fund as follows:

(a)           The Transferring Fund is a separate series of Unified, a business trust, duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)           The Transferring Fund is a separate series of an Ohio business trust that is registered as an open-end management investment company, and its registration with the U.S.  Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c)           The current prospectus and Statement of Additional Information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of Unified’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e)           The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f)           Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement.  The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Transferring Fund’s business or its ability to consummate the transactions contemplated herein.

(g)           The financial statements of the Transferring Fund, if any, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of the last date of its most recently completed fiscal year in all material respects as of that date, and there are no known contingent liabilities of the Transferring Fund as of that date not disclosed in such statements.

(h)           Since the last date of its most recently completed fiscal year (if applicable), there have been no material adverse changes in the Transferring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i)           At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Transferring Fund’s and Unified’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)           All issued and outstanding shares of the Transferring Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund.  All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transferring Fund’s transfer agent as provided in paragraph 3.4.  The Transferring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, and has no outstanding securities convertible into any of the Transferring Fund shares.

(k)           At the Closing Date, the Transferring Fund will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets.  Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Transferring Fund.  Subject to approval by the Transferring Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)           The information to be furnished by the Transferring Fund for use in no- action letters, applications for orders, registration statements, Information Statement, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)           From the date hereof, through the Closing Date, any written information furnished by the Transferring Fund with respect to the Transferring Fund for use in the Information Statement, the Registration Statement (as defined in paragraph 5.7) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)           The Transferring Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for all periods or portions thereof through the Effective Time.

(p)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Ohio law for the execution of this Agreement by Unified, for itself and on behalf of the Transferring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required, in the opinion of its counsel, subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of each of the Acquiring and Transferring Fund.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Trust and the Acquiring Fund represent and warrant to Unified and the Transferring Fund as follows:

(a)           The Acquiring Fund is a separate series of Acquiring Trust, a business trust, duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)           The Acquiring Fund is a separate series of an Ohio business trust that is registered as an open-end management investment company, and the Acquiring Trust’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.  The Registration Statement of the Acquiring Fund will be effective on or before the Closing Date.

(c)           The current prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Acquiring Trust’s Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)           Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)           The financial statements of the Acquiring Fund, if any, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Transferring Fund) fairly reflect the financial condition of the Acquiring Fund as of the date presented in all material respects as of that date, and there are no known contingent liabilities of the Acquiring Fund as of that date not disclosed in such statements.

(g)           Since the date of the financial statements referenced in (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities for business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Transferring Fund.  For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund and Acquiring Trust required by law to be filed by such date (if any), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s and Acquiring Trust’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i)           All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(j)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)           The information to be furnished by the Acquiring Fund for use in no- action letters, applications for orders, registration statements, Information Statement, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l)           From the date hereof, through the Closing Date, any written information furnished by Acquiring Trust with respect to the Acquiring Fund for use in the Information Statement, the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(m)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act, or Ohio law, for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust (except as provided in paragraph 4.3), for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date in the opinion of its counsel,. it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of each of the Acquiring and Transferring Fund.

(o)           The Acquiring Fund will qualify as a RIC under the Code for its first taxable year, including at the Effective Time, and intends to continue to so qualify.

(p)           The Acquiring Trust has filed the Registration Statement, and such Registration Statement shall be effective on or before the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1           OPERATION IN ORDINARY COURSE.  Subject to paragraph 8.5, the Acquiring Fund and the Transferring Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions.

5.2           APPROVAL OF SHAREHOLDERS.  Unified will call a special meeting of Transferring Fund Shareholders to consider and act upon this Agreement and the Reorganization, and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           INVESTMENT REPRESENTATION.  The Transferring Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4           ADDITIONAL INFORMATION.  The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund’s shares.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Transferring Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Transferring Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Transferring Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Cohen Fund Audit Services, Ltd.  and certified by Unified’s Treasurer.

5.7           PREPARATION OF REGISTRATION STATEMENT AND INFORMATION.

(a)           Acquiring Trust has prepared and filed with the Commission a registration statement on Form N-1A (the “Registration Statement”), under the 1933 Act and 1940 Act, relating to the Acquiring Fund, which, without limitation, includes no material changes in the investment objective, policies, restrictions and limitations.

(b)           Unified shall prepare an information statement on SEC Schedule 14C under the 1934 Act (“Information Statement”) for the Transferring Fund notifying the Transferring Fund Shareholders that this Agreement and the transactions contemplated herein have been approved by the written consent of a majority of the Transferring Fund Shareholders.  The Acquiring Fund will provide the Transferring Fund with the materials and information necessary to prepare the Information Statement.

5.8           INDEMNIFICATION.

(a)           The Acquiring Trust will assume all liabilities and obligations with respect to the Transferring Fund relating to any obligation of Unified to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Transferring Fund, to the fullest extent permitted by law and Unified’s Declaration of Trust, as in effect as of the date of this Agreement.  Without limiting the foregoing, Acquiring Trust agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under Unified’s Declaration of Trust as in effect as of the date of this Agreement with respect to the Transferring Fund shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against Acquiring Trust, its successors or assigns.

(b)           The Acquiring Fund agrees to indemnify and hold harmless Unified, the Transferring Fund and Unified’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which they may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c)           The Transferring Fund agrees to indemnify and hold harmless Acquiring Trust, the Acquiring Fund and Acquiring Trust’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which they may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Unified or the Transferring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1           All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date.  The Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in the Acquiring Fund’s name by Acquiring Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

6.2           Except as provided in this Agreement, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies, restrictions and limitations, nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Information Statement.

6.3           For the period beginning at the Closing Date and ending not less than five years thereafter, Acquiring Trust, its successor or assigns shall provide, or cause to be provided, liability coverage at least as comparable to the liability coverage currently applicable to both former and current Trustees and officers of Unified, covering the actions of such Trustees and officers of Unified for the period they served as such with respect to the Transferring Fund.

6.4           Unified shall have received a letter of indemnification from Acquiring Trust stating that it agrees to indemnify Unified, its employees, agents, trustees and officers (each an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other direct (but not indirect, special or consequential) expenses arising out of any shareholder litigation, SEC staff inquiries, investigations or SEC disciplinary action taken with respect to the Transferring Fund, except to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses are a result of breach of the Agreement by an Indemnified Party.

For purposes of this Article VI, references to the Information Statement include and relate to only the text of such Information Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by the Transferring Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1           All representations, covenants, and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Transferring Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Transferring Fund’s name by Unified’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2           The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Unified.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND TRANSFERRING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to the Transferring Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with Ohio law and the provisions of Unified’s Declaration of Trust and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may waive any such conditions for itself.

8.4           The Registration Statement shall have become effective and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Transferring Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Transferring Fund’s net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward), and sufficient dividends in order to avoid being subject to any personal holding company tax.

8.6           The parties shall have received a favorable opinion of Thompson Coburn, LLP, firm for Acquiring Trust addressed to the Acquiring Fund and Transferring Fund substantially to the effect that for federal income tax purposes with respect to the Transferring Fund:

(a)           The transfer of all of the Transferring Fund’s assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund (followed by the distribution of Acquiring Fund Shares to the Transferring Fund Shareholders and the termination of the Transferring Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code (the “Reorganization”) and the Acquiring Fund and the Transferring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.

(c)           No gain or loss will be recognized by the Transferring Fund upon the transfer of the Transferring Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares (except to the extent that such assets consist of contracts described in Section 1256 of the Code) and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Transferring Fund Shareholders in exchange for such shareholders’ shares of the Transferring Fund.

(d)           No gain or loss will be recognized by the Transferring Fund Shareholders upon the exchange of their Transferring Fund shares for Acquiring Fund Shares in the Reorganization.

(e)           The aggregate tax basis for Acquiring Fund Shares received by each Transferring Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Transferring Fund shares exchanged therefor by such shareholder.  The holding period of Acquiring Fund Shares to be received by the Transferring Fund Shareholder will include the period during which the Transferring Fund shares exchanged therefore were held by such shareholder, provided the Transferring Fund shares are held as capital assets at the time of the Reorganization.

(f)           The tax basis of the Transferring Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Transferring Fund immediately prior to the Reorganization.  The holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Transferring Fund.

(g)           The Acquiring Fund will succeed to and take into account the items of the Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as Thompson Coburn, LLP reasonably may request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1           Except as otherwise provided for herein, the Transferring Fund, subject to a $0.01 per share limitation, shall bear all expenses of the transactions contemplated by this Agreement.  Expenses beyond $0.01 will be borne by Mirzam Capital Management.  Such expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Information Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) solicitation costs of the transaction, (g) the cost of winding up and liquidating the Transferring Fund, (h) expenses incurred by Unified in obtaining so-called “tail” or “run-off” trustees & officers insurance coverage in respect of the activities of the current and former trustees and officers of the Acquiring Trust as they relate to the Transferring Fund, for a period ending five years after the date of the change of domicile; and (i) all fees listed on the closing/merger schedule provided by UFS.  Mirzam Capital Management shall remain liable for expenses in the event this Agreement is terminated pursuant to paragraph 11.1.

9.2           The Escrow account currently held at the Transferring Fund shall be transferred to the Acquiring Fund.  This Escrow account is estimated at $25,000 and be maintained by Mirzam Capital Management for a minimum of two years after the close of the Transaction.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1           Acquiring Trust, on behalf of the Acquiring Fund, and Unified, on behalf of the Transferring Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2           The representation, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1           This Agreement may be terminated by the mutual agreement of Acquiring Trust and Unified.  In addition, either Acquiring Trust or Unified may at its option terminate this Agreement at or prior to either Closing Date due to:

(a)           a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of notice of such breach;

(b)           a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)           a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2           In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Transferring Fund, Acquiring Trust, Unified, the respective Trustees or officers, to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1           This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Transferring Fund and Acquiring Fund; provided, however, that following the meeting of the Transferring Fund Shareholders called by the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3           This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflicts of laws provisions thereof.

13.4           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5           It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Acquiring Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of Acquiring Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of Acquiring Trust, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Acquiring Trust’s Agreement and Declaration of Trust.

13.6           It is expressly agreed that the obligations of the Transferring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Unified personally, but shall bind only the trust property of the Transferring Fund, as provided in the Agreement and Declaration of Trust of Unified.  The execution and delivery of this Agreement have been authorized by the Trustees of Unified on behalf of the Transferring Fund and signed by authorized officers of Unified, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Transferring Fund as provided in Unified’s Agreement and Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MUTUAL FUND SERIES TRUST,
on behalf of the Vista Capital Appreciation Fund

By:
Name:
Title:  President

UNIFIED SERIES TRUST, on behalf of Mirzam Capital Appreciation Fund

By:
Name:
Title:  President

Mirzam Capital Management
with respect to Article 9

By:
Name:
Title:  Managing Member

Schedule A

Shareholders of the Transferring Fund will receive shares of the Acquiring Fund

Mirzam Capital Appreciation Fund a separate series of the Unified Series Trust (Transferring Fund)	Vista Capital Appreciation Fund, a separate series of the Mutual Fund Series Trust (Acquiring Fund), Class A shares (load-waived)

* Acquiring Fund, Vista Capital Appreciation Fund, is a newly created series of the Mutual Fund Series Trust.